STRINGER GROWTH FUND
SCHEDULE OF INVESTMENTS
May 31, 2020 (Unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 96.86%

ASSET ALLOCATION FUNDS - 4.40%
iShares Core Conservative Allocation ETF	31,737	$1,139,993

DEBT FUNDS - 10.89%
First Trust Preferred Securities and Income ETF	65,751	1,213,763
iShares Convertible Bond ETF	24,520	1,610,228
		2,823,991
EQUITY FUNDS - 81.57%
Health Care Select Sector SPDR Fund ETF	10,495	1,081,090
iShares Edge MSCI International Momentum Factor ETF	45,930	1,388,005
iShares Edge MSCI International Quality Factor ETF	35,616	1,021,111
iShares Edge MSCI Min Vol Global ETF	14,305	1,269,426
iShares Edge MSCI Min Vol USA ETF	18,866	1,247,609
iShares Edge MSCI USA Momentum Factor ETF	25,788	3,247,225
iShares Edge MSCI USA Quality Factor ETF	11,484	1,103,612
iShares Expanded Tech-Software Sector ETF	2,558	683,677
iShares Russell 1000 Value ETF	16,200	1,848,744
iShares S&P 500 Growth ETF	7,064	1,411,458
Overlay Shares Large Cap Equity ETF	35,603	920,576
SPDR MSCI EAFE StrategicFactors ETF	17,268	1,013,086
SPDR MSCI USA StrategicFactors ETF	23,899	2,128,574
SPDR S&P Homebuilders ETF	35,117	1,480,181
Vanguard Growth ETF	6,785	1,309,844
		21,154,218

TOTAL EXCHANGE-TRADED FUNDS (Cost $21,377,564)		25,118,202

SHORT TERM INVESTMENTS - 3.27%
Federated Hermes Government Obligations Fund - Institutional Shares, 0.09% (a) (Cost $848,710)	848,710	848,710

TOTAL INVESTMENTS (Cost $22,226,274) - 100.13%		$25,966,912

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.13)%		(34,783)

NET ASSETS - 100%		$25,932,129

Percentages are stated as a percent of net assets.

(a) Rate shown represents the 7-day yield at May 31, 2020, is subject to change and resets daily.

ETF - Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

Stringer Funds

NOTES TO THE SCHEDULES OF INVESTMENTS

May 31, 2020 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Stringer Growth Fund (the “Fund”). The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
•	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and ETFs) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market funds – Money market funds are valued at their net asset value of $1.00 per share and are categorized as Level 1.

Stringer Funds

NOTES TO THE SCHEDULES OF INVESTMENTS

May 31, 2020 (Unaudited)

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of May 31, 2020.

Growth Fund
Financial Instruments - Assets		Level 2
	Level 1	(Other Significant
Security Classification (1)	(Quoted Prices)	Observable Inputs)	Totals
Exchange Traded Funds (2)	$25,118,202	$—	$25,118,202
Money Market Funds	848,710	—	848,710
Totals	$25,966,912	$—	$25,966,912

(1) As of and during the three month period ended May 31, 2020, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(2) All ETFs held in the Fund are Level 1 securities. For a detailed break-out of ETFs by investment type, please refer to the Schedule of Investments.

During the three month period ended May 31, 2020, no securities were valued using alternative procedures approved by the Board of Trustees.

Exchange Traded Funds – The Fund may invest in Exchange-Traded Funds (“ETFs”). ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees, and marketing expenses, and ETF shareholders, such as the Fund, pay their proportionate share of these expenses. Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at May 31, 2020 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
$ 22.320,256	$ 3,750,712	$ (104,056)	$ 3,646,656

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.